                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)
                                  JUNE 1, 1998



                            TRANSCEND SERVICES, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                              0-18217             33-0378756
(State or other jurisdiction of     (Commission File Number) (I.R.S.Employer
incorporation or organization)                                Identification
                                                              No.)






                        3353 PEACHTREE ROAD, SUITE 1000
                               ATLANTA, GA 30326
                                 (404) 364-8000
              (Address, including zip code, and telephone number,
       including area code, of registrant's prinicipal executive offices)
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Item 2. Acquisition or Disposition of Assets.
        -------------------------------------

On June 1, 1998, Pursuant to an Agreement and Plan of Merger and Reorganization dated April 28, 1998 (the "Purchase Agreement"), Transcend Services, Inc. (the "Company") acquired all of the outstanding stock of Health Care Information Systems, Inc., an Oregon corporation ("HCIS") in exchange for 920,000 shares of unregistered common stock of the Company. The founders and sole stockholders of HCIS, Carlton Cottrell and Jacqueline Cottrell, were granted piggy-back registration rights as further detailed in the Purchase Agreement. Carlton Cottrell was appointed President of Cascade Health Information Software ("Cascade"), a newly formed wholly owned subsidiary of the Company. Jacqueline Cottrell will remain in her existing role at Cascade. The principal assets acquired in this transaction are receivables, computer equipment and software and office furniture. The amount paid was determined based on the projected discounted future cash flows from HCIS, including the cash flows resulting from the internal savings expected from incorporating HCIS's software products in the medical record departments which the Company manages. The Company intends to continue the business of HCIS to provide software solutions for the management of health care information. These solutions include software for the collection, abstraction, effective medical coding and reporting of clinical data. A complete description of the transaction is contained in the Purchase Agreement filed as
Exhibit 2(a) and hereby incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

         (a)   Financial Statements of Business Acquired: Not applicable.

         (b)   Pro Forma Financial Information: Not applicable.

         (c)   Exhibits
               --------

               2(a) Agreement and Plan of Merger and Reorganiztion dated April
                    28, 1998

               2(b) Press release dated June 2, 1998
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TRANSCEND SERVICES, INC.


June 15, 1998                       By:  /s/ Larry G. Gerdes
                                         -------------------------------------
                                         Larry G. Gerdes,
                                         President and Chief Executive Officer
                                         (Principal Executive Officer)

June 15, 1998
                                    By:  /s/ Doug Shamon
                                         ------------------------------------
                                         Doug Shamon
                                         Executive Vice President,
                                         Chief Financial Officer (Principal
                                         Financial and Accounting Officer)